[Logo] M F S (R)
INVESTMENT MANAGEMENT
We invented the mutual fund(R)

                               [Graphic Omitted]

                               MASSACHUSETTS
                               INVESTORS TRUST

                               SEMIANNUAL REPORT o JUNE 30, 2000


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                      MUTUAL FUND GIFT KITS (see page 34)
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

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  8
Portfolio of Investments .................................................. 12
Financial Statements ...................................................... 19
Notes to Financial Statements ............................................. 27
Trustees and Officers ..................................................... 37

       MFS ORIGINAL RESEARCH(R)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE



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NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
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

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
I'm sure you've noticed that whenever financial markets suffer a large decline, as they did very dramatically this past spring, there's a flurry of information on "how to deal with market volatility" -- both in the popular press and from those of us in the investment business. Our own thinking on this is that, first, for long-term investors volatility is not necessarily something to be feared; occasional volatility may in fact be healthy for the markets.

Second, our experience has been that when markets begin to fall, it's often too late to act. The best response may be to do nothing -- if you're properly prepared with a long-term plan, created with the help of your investment professional. To help you create or update that plan and take market volatility in stride, here are some points you may want to consider the next time you talk with your investment professional.

1.  VOLATILITY CAN BE A GOOD THING
We would argue that the markets today are much healthier than they were before the period of volatility this past spring, in the sense that stock prices have returned to more reasonable levels and we have a stronger base for future growth. Perhaps the worst of the market's wrath descended on companies with very high prices, relative to their earnings, or with business concepts that looked great in the euphoria of a booming market but in the end appeared to have no fundamental backing. It has always been our view that one of the best protections against market volatility is to invest in stocks and bonds of fundamentally good companies selling at reasonable prices. When discussing potential investments with your investment professional, you may want to ask how they fared in previous periods of volatility, as well as in the good times.

2.  INVEST FOR THE LONG TERM
You've heard that before, but we think it's still probably the most important concept in investing. Time is one of an investor's greatest allies. Over nearly all long-term periods -- 5, 10, 20 years, and more -- stock and bond returns, as represented by most common indices, have been positive and have considerably outpaced inflation. Investing is the best way we know of to make your money work for you while you're doing something else.

Where investors can get into trouble is by confusing investing with trading. In our view, traders who buy securities with the intention of selling them at a profit in a matter of hours, days, or weeks are gambling. We believe this seldom turns out to be a good strategy for increasing your wealth.

3.  INVEST REGULARLY
Waiting for the "right time" to invest is almost always a poor strategy, because only in retrospect do we know when that right time really was. Periods of volatility are probably the worst times to make an investment decision. Faced with turmoil in the markets, many investors have opted to simply stay on the sidelines.

On the other hand, we think one of the best techniques for investing is through automatic monthly or quarterly deductions from a checking or savings account. This approach has at least three major benefits. First, you can formulate a long-term plan -- how much to invest, how often, and into what portfolios -- in a calm, rational manner, working with your investment professional. Second, with this approach you invest regularly without agonizing over the decision each time you buy shares.

And, third, if you invest equal amounts of money at regular intervals, you'll be taking advantage of a strategy called dollar-cost averaging: by investing a fixed amount while the share cost fluctuates, you end up with an average share cost to you that is lower than the average share price over your investment period.(1) If all this sounds familiar, it's probably because you're already taking advantage of dollar-cost averaging by investing regularly for retirement through a 401(k) or similar account at work.

4.  DIVERSIFY
One of the dangers of not having an investment plan is that you may be tempted to simply chase performance, i.e., move money into whatever asset class appears to be outperforming at the moment -- small, mid, or large cap; growth or value; United States or international; stocks or bonds. The problem with this approach is that by the time a particular area is generally recognized as "hot," you may have already missed some of the best performance.

International investing offers a case in point. In the 1980s, international investments, as represented by the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index, outperformed U.S. investments, as represented by the Standard & Poor's 500 Composite Index (S&P 500), in 7 out of 10 years.(2) For the decade, the MSCI EAFE's average annual performance was 23%, compared to 18% for the S&P 500. Going into the 1990s, then, an investor looking only at recent performance might have favored international investments over U.S. investments.

But the 1990s turned out to be virtually a mirror image of the '80s. Domestic investments outperformed international investments in 7 out of 10 years, with the S&P 500 returning an average of 18% annually for the decade and the MSCI EAFE returning a 7% annual average. Looking ahead, however, we are optimistic about international markets because we feel that many of the same forces that propelled the current U.S. economic boom -- deregulation, restructuring, and increased adoption of technology -- have taken root overseas.

The lesson to be learned is that nobody really knows what asset class will be the next to outperform or how long that performance will be sustained. We would suggest that one way to potentially profit from swings in the market -- to potentially be invested in various asset classes before the market shifts in their favor -- is with a diversified portfolio covering several asset classes.

If you haven't already done so, we encourage you to discuss these thoughts with your investment professional and factor them into your long-range financial planning. Hopefully, the next time the markets appear to be going wild, you'll feel confident enough in your plan to view periods of volatility as a time of potential opportunity -- or perhaps just a time to sit back and do nothing.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames
    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    July 17, 2000

--------------
(1) The use of a systematic investing program does not guarantee a profit or protect against a loss in declining markets. You should consider your financial ability to continue to invest through periods of low prices.
(2) Source: Lipper Inc. Decade performance: '80s -- 12/31/79-12/31/89,
    '90s -- 12/31/89- 12/31/99. The MSCI EAFE Index is an unmanaged, market-capitalization- weighted total return index that measures the performance of the same developed-country global stock markets included in the MSCI World Index but excludes the United States, Canada, and the South African mining component. The S&P 500 is a popular, unmanaged index of common stock total return performance. It is not possible to invest directly in an index. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

A prospectus containing more complete information on any MFS product, including all charges and expenses, can be obtained from your investment professional. Please read it carefully before you invest or send money. Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

For the six months ended June 30, 2000, Class A shares of the trust provided a total return of 0.67%, Class B shares 0.33%, Class C shares 0.33%, Class I shares 0.80%, and Class J shares 0.36%. These returns include the reinvestment of distributions but exclude the effects of any sales charges. During the same period, the average large cap value fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -1.64%. The returns also compare to a -0.42% return for the trust's benchmark, the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance.

Q. DURING A DIFFICULT PERIOD FOR STOCKS, YOU'VE MANAGED TO OUTPERFORM THE S&P 500 AND THE LIPPER PEER GROUP. TO WHAT DO YOU ATTRIBUTE THIS PERFORMANCE?

A. We keep a close eye on valuations in this portfolio. As a result, we were underweighted in technology stocks relative to the S&P 500, which has been a big advantage in this volatile environment. At the same time, we're not simply value investors; we also try to seek out growth at the right price. Our broad stock selection expresses this philosophy and proved to be a positive contributor to performance. Our well-diversified portfolio of holdings such as Hartford Financial Services, State Street Corp., Pharmacia, Pfizer, Safeway, and BP Amoco have all been great examples of stocks that we believe offered compelling growth opportunities at reasonable valuations and that have provided favorable performance.

Q. THE DIVIDEND YIELD OF THE FUND HAS DECLINED OVER THE PAST COUPLE YEARS; WHAT IS THE REASON FOR THIS TREND?

A. We seek a gross yield for the fund that is 90% of the S&P 500 yield. Today the yield on the S&P 500 is at a historic low of approximately 1.1%. We believe the reason for this fading dividend is because more and more companies are opting to reinvest profits into their businesses rather than pay out dividends to shareholders. In addition, we found that several high-yielding companies in the S&P 500 were replaced with "new economy" companies that do not pay dividends. Twenty years ago, nondividend paying companies represented only 2% of the S&P 500's value (source: New York Times, 1/4/2000); today, approximately 22% of the firms in the S&P 500 don't pay dividends (source: Morningstar). While we anticipate that the fund's gross dividend yield will continue to meet its objective, given this market environment, there exists a real possibility that the fund may not pay a dividend in some quarter this year.

Q. YOU WERE BUYING PHARMACEUTICAL STOCKS EARLY IN THE YEAR WHEN MOST INVESTORS SHUNNED THAT SECTOR. THIS STRATEGY HAS BEEN REWARDED RECENTLY. CAN YOU TELL US MORE ABOUT WHAT SPARKED YOUR DECISION TO BUY THESE STOCKS?

A. There were several reasons why we were bullish on these stocks. First, we believe many of the issues surrounding the industry's decline in 1999 have subsided, including the threat of onerous government pricing regulation and Medicare reform. Second, we found that many drug stocks maintained strong growth rates in 1999 and 2000 but were hurt last year by somewhat exaggerated concerns about fading product pipelines. Today, we see plenty of new products in the pipeline and, with quicker FDA approval rates, there is always the possibility that a new blockbuster drug could be right around the corner. Finally, health care and pharmaceutical stocks historically have held up well in a weakening economy. If the Federal Reserve Board's rate hikes succeed in slowing the economy, we believe traditionally stable, steady growers such as health care stocks could outperform the overall market.

Q. YOU'VE RECENTLY DECREASED THE PORTFOLIO'S EXPOSURE TO TECHNOLOGY. WHAT'S YOUR READING ON THIS SECTOR?

A. We think there are a lot of opportunities and the potential for large profits in this sector. Some of the fastest-growing and innovative companies in the world are the ones that create new technologies. However, you can't ignore earnings and valuations. If stock prices get too far ahead, which we felt they did in the first quarter of 2000, the stocks may have to tread water until the companies' growth can catch up. Very few industries can grow 30% per year over the long term, but we had a period over the last year where many tech stocks were up well over 100%, and we felt that was just too far too fast. With that in mind, while the portfolio has remained underweighted in technology versus the S&P 500, it is still the largest sector weighting in the portfolio because we continue to see great opportunities for long-term growth. We continue to like some of the more established and innovative industry leaders such as Intel, Cisco, Hewlett-Packard, and Sun Microsystems.

Q.  WHAT OTHER STRATEGIES DID YOU EMPLOY TO LIFT THE PORTFOLIO'S PERFORMANCE?

A. While the holdings and sector weightings of the portfolio will constantly shift depending on where we find opportunities, it's important to emphasize that our overall strategy remains the same. We continue to try to balance the portfolio by taking advantage of what we think are the right growth companies and the right value stocks to own at the right time. When growth stocks are in favor, our objective is to keep pace with the market, and in a value environment, our goal is to outperform.

Q.  WHICH STOCKS DETRACTED FROM PERFORMANCE?

A. Despite a recent rally from its lows, ongoing negative developments in the U.S. government's antitrust case against Microsoft hampered our total return. Shares of Microsoft fell roughly 20% during the period. Our holdings in telephone services companies such as Bell Atlantic (now called Verizon following its recently completed merger with GTE) and WorldCom, Inc., also experienced weakness during the past six months. The combination of higher interest rates and the potential for slower earnings growth as a result of increasing market penetration by competitive local exchange carriers made it a difficult environment for Bell Atlantic. In the long-distance market, slowing earnings growth and increased competition also resulted in weak performance from WorldCom, Inc. While recent performance has been lackluster for these companies, we believe their long-term growth outlooks remain positive.

Q. DESPITE THE WEAKNESS IN EQUITIES THIS YEAR, SOME INVESTORS FEEL THE MARKET IS STILL EXPENSIVE. WHAT'S YOUR OUTLOOK?

A. From our standpoint, no matter what direction the market is headed, it has usually provided opportunities to those investors who do their homework. While there are pockets of the market that still appear pricey, we see strong potential for the market to head higher given what we view as an environment of healthy economic growth, reasonable interest rates, and a favorable outlook for corporate earnings growth. We also have found that it's very difficult to predict what the market will do in the short term. As a result, we continue to focus on finding companies that we believe offer the best fundamental business prospects and the potential for strong long-term performance.

/s/ Mitchell D. Dynan                   /s/ John D. Laupheimer, Jr.

    Mitchell D. Dynan                       John D. Laupheimer, Jr.
    Portfolio Manager                       Portfolio Manager

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

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PORTFOLIO MANAGERS' PROFILES
--------------------------------------------------------------------------------

MITCHELL D. DYNAN IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R). HE IS A PORTFOLIO MANAGER OF MASSACHUSETTS INVESTORS TRUST, AMERICA'S OLDEST MUTUAL FUND, AND THE MASSACHUSETTS INVESTORS TRUST SERIES OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS. HE JOINED MFS IN 1986 AS A RESEARCH ANALYST AND WAS NAMED ASSISTANT VICE PRESIDENT IN 1987, VICE PRESIDENT IN 1988, PORTFOLIO MANAGER IN 1995, AND SENIOR VICE PRESIDENT IN 1999. FROM 1983 TO 1986, MR. DYNAN WORKED AS A SECURITIES ANALYST ON WALL STREET. HE STARTED HIS CAREER AS A BANK LENDING OFFICER IN 1979. A GRADUATE OF TUFTS UNIVERSITY, HE IS A MEMBER OF THE BOSTON SECURITY ANALYSTS SOCIETY, INC., AND IS A CHARTERED FINANCIAL ANALYST.

JOHN D. LAUPHEIMER, JR., IS SENIOR VICE PRESIDENT AND DIRECTOR OF EQUITY RESEARCH OF MFS INVESTMENT MANAGEMENT(R). HE IS LEAD PORTFOLIO MANAGER OF MASSACHUSETTS INVESTORS TRUST, AMERICA'S OLDEST MUTUAL FUND. HE ALSO MANAGES MFS(R) INSTITUTIONAL CORE EQUITY FUND, THE MASSACHUSETTS INVESTORS TRUST SERIES OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS, AND MFS(R) GROWTH WITH INCOME SERIES (PART OF MFS(R) VARIABLE INSURANCE TRUST(SM)). MR. LAUPHEIMER JOINED THE MFS RESEARCH DEPARTMENT IN 1981 AS A RESEARCH ANALYST. HE WAS NAMED INVESTMENT OFFICER IN 1983, ASSISTANT VICE PRESIDENT IN 1984, VICE PRESIDENT IN 1986, PORTFOLIO MANAGER IN 1987, SENIOR VICE PRESIDENT IN 1995, AND DIRECTOR OF EQUITY RESEARCH IN 1999. MR. LAUPHEIMER IS A GRADUATE OF BOSTON UNIVERSITY AND THE SLOAN SCHOOL OF MANAGEMENT OF MASSACHUSETTS INSTITUTE OF TECHNOLOGY. HE IS A CHARTERED FINANCIAL ANALYST AND A MEMBER OF THE BOSTON SECURITY ANALYSTS SOCIETY, INC.

ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS INVESTMENT MANAGEMENT(R) AS RESEARCH ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

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This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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FUND FACTS
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OBJECTIVE:              SEEKS REASONABLE CURRENT INCOME AND LONG-TERM GROWTH OF
                        INCOME AND CAPITAL.

COMMENCEMENT OF
INVESTMENT OPERATIONS:  JULY 15, 1924

CLASS INCEPTION:        CLASS A   JULY 15, 1924
                        CLASS B   SEPTEMBER 7, 1993
                        CLASS C   JULY 1, 1996
                        CLASS I   JANUARY 2, 1997
                        CLASS J   DECEMBER 31, 1999

SIZE:                   $14.5 BILLION NET ASSETS AS OF JUNE 30, 2000

--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including the reinvestment of dividends. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH JUNE 30, 2000

CLASS A
                                            6 Months        1 Year       3 Years       5 Years      10 Years
------------------------------------------------------------------------------------------------------------
Cumulative Total Return
  Excluding Sales Charge                      +0.67%        +1.86%       +46.60%      +157.34%      +331.56%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Excluding Sales Charge                         --         +1.86%       +13.60%      + 20.81%      + 15.75%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Including Sales Charge                         --         -3.99%       +11.38%      + 19.39%      + 15.06%
------------------------------------------------------------------------------------------------------------

CLASS B
                                            6 Months        1 Year       3 Years       5 Years      10 Years
------------------------------------------------------------------------------------------------------------
Cumulative Total Return
  Excluding Sales Charge                      +0.33%        +1.22%       +43.77%      +148.57%      +310.12%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Excluding Sales Charge                         --         +1.22%       +12.86%      + 19.97%      + 15.16%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Including Sales Charge                         --         -2.71%       +12.07%      + 19.78%      + 15.16%
------------------------------------------------------------------------------------------------------------

CLASS C
                                            6 Months        1 Year       3 Years       5 Years      10 Years
------------------------------------------------------------------------------------------------------------
Cumulative Total Return
  Excluding Sales Charge                      +0.33%        +1.18%       +43.70%      +150.58%      +320.22%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Excluding Sales Charge                         --         +1.18%       +12.85%      + 20.17%      + 15.44%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Including Sales Charge                         --         +0.19%       +12.85%      + 20.17%      + 15.44%
------------------------------------------------------------------------------------------------------------

CLASS I
                                            6 Months        1 Year       3 Years       5 Years      10 Years
------------------------------------------------------------------------------------------------------------
Cumulative Total Return
  Excluding Sales Charge                      +0.80%        +2.17%       +48.13%      +160.44%      +336.76%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Excluding Sales Charge                         --         +2.17%       +13.99%      + 21.10%      + 15.88%
------------------------------------------------------------------------------------------------------------

CLASS J
                                            6 Months        1 Year       3 Years       5 Years      10 Years
------------------------------------------------------------------------------------------------------------
Cumulative Total Return
  Excluding Sales Charge                      +0.36%        +1.55%       +46.15%      +156.56%      +330.24%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Excluding Sales Charge                         --         +1.55%       +13.48%      + 20.74%      + 15.71%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Including Sales Charge                         --         -0.48%       +12.72%      + 20.25%      + 15.48%
------------------------------------------------------------------------------------------------------------

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors. Class J Share Performance Including Sales Charge takes into account the deduction of the maximum 3% sales charge. Class J shares are only available to Japanese investors.

Class B, C, I, and J share performance includes the performance of the trust's Class A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge (load) applicable to Class A and J shares. Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B, C, and J shares are higher than those of Class A, the blended Class B, C, and J share performance is higher than it would have been had Class B, C, and J shares been offered for the entire period. Conversely, because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE
IS NO GUARANTEE OF FUTURE RESULTS.

PORTFOLIO CONCENTRATION AS OF JUNE 30, 2000

FIVE LARGEST STOCK SECTORS

TECHNOLOGY                         25.6%
UTILITIES & COMMUNICATIONS         11.7%
HEALTH CARE                        11.7%
FINANCIAL SERVICES                 11.2%
INDUSTRIAL GOODS & SERVICES         9.5%

TOP 10 STOCK HOLDINGS

GENERAL ELECTRIC CO.  3.7%               MICROSOFT CORP.  2.5%
Diversified manufacturing and financial Computer software and systems company services conglomerate
                                         CORNING, INC.  2.4%
PFIZER, INC.  3.5%                       Materials and equipment supplier to
Pharmaceutical products company          communications industries

INTEL CORP.  3.5%                        HEWLETT-PACKARD CO.  2.4%
Semiconductor manufacturer               Computing systems and information
                                         technology services company
BP AMOCO PLC  2.7%
British oil and petrochemical company    SAFEWAY, INC.  2.4%
                                         Grocery store chain
EXXON MOBIL CORP.  2.6%
International oil and gas company        PHARMACIA CORP.  2.3%
                                         Pharmaceutical, health care, and
                                         agricultural products company

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS (Unaudited) -- June 30, 2000

Stocks - 97.0%
-------------------------------------------------------------------------------
ISSUER                                                  SHARES            VALUE
-------------------------------------------------------------------------------
U.S. Stocks - 86.5%
  Aerospace - 3.6%
    Boeing Co.                                       2,941,200  $   122,978,925
    General Dynamics Corp.                           1,106,900       57,835,525
    TRW, Inc.                                          944,500       40,967,688
    United Technologies Corp.                        5,026,900      295,958,737
                                                                ---------------
                                                                $   517,740,875
-------------------------------------------------------------------------------
  Automotive - 0.2%
    Delphi Automotive Systems Corp.                  2,053,400  $    29,902,638
-------------------------------------------------------------------------------
  Banks and Credit Companies - 1.9%
    Bank of New York Co., Inc.                         450,600  $    20,952,900
    Capital One Financial Corp.                        709,200       31,648,050
    Chase Manhattan Corp.                              302,100       13,915,481
    Providian Financial Corp.                          290,600       26,154,000
    U.S. Bancorp                                     4,486,600       86,367,050
    Wells Fargo Co.                                  2,571,800       99,657,250
                                                                ---------------
                                                                $   278,694,731
-------------------------------------------------------------------------------
  Biotechnology - 2.6%
    Abbott Laboratories, Inc.                          905,200  $    40,337,975
    Pharmacia Corp.                                  6,416,649      331,660,545
                                                                ---------------
                                                                $   371,998,520
-------------------------------------------------------------------------------
  Business Machines - 4.5%
    Hewlett-Packard Co.                              2,693,200  $   336,313,350
    International Business Machines Corp.              532,100       58,298,206
    Sun Microsystems, Inc.*                          2,726,500      247,941,094
    Texas Instruments, Inc.                            242,600       16,663,587
                                                                ---------------
                                                                $   659,216,237
-------------------------------------------------------------------------------
  Business Services - 3.0%
    Automatic Data Processing, Inc.                  3,147,800  $   168,604,037
    Computer Sciences Corp.*                         1,476,600      110,283,563
    DST Systems, Inc.*                                 253,400       19,290,075
    First Data Corp.                                 2,879,900      142,915,037
                                                                ---------------
                                                                $   441,092,712
-------------------------------------------------------------------------------
  Cellular Telephones - 1.8%
    Motorola, Inc.                                   5,527,085  $   160,630,908
    Sprint Corp. (PCS Group)*                        1,682,600      100,114,700
                                                                ---------------
                                                                $   260,745,608
-------------------------------------------------------------------------------
  Chemicals - 1.1%
    Air Products & Chemicals, Inc.                   1,960,040  $    60,393,733
    Dow Chemical Co.                                   225,600        6,810,300
    E.I. du Pont de Nemours & Co., Inc.                305,400       13,361,250
    Rohm & Haas Co.                                  2,094,500       72,260,250
                                                                ---------------
                                                                $   152,825,533
-------------------------------------------------------------------------------
  Computer Hardware - Systems - 1.1%
    Compaq Computer Corp.                            1,598,300  $    40,856,544
    Dell Computer Corp.*                             2,529,700      124,745,831
                                                                ---------------
                                                                $   165,602,375
-------------------------------------------------------------------------------
  Computer Software - Personal Computers - 2.6%
    America Online, Inc.*                              279,100  $    14,722,525
    Microsoft Corp.*                                 4,465,200      357,216,000
                                                                ---------------
                                                                $   371,938,525
-------------------------------------------------------------------------------
  Computer Software - Services - 0.6%
    EMC Corp.*                                       1,126,400  $    86,662,400
-------------------------------------------------------------------------------
  Computer Software - Systems - 1.9%
    BMC Software, Inc.*                                495,600  $    18,081,656
    Computer Associates International, Inc.          1,322,200       67,680,113
    Oracle Corp.*                                    1,441,000      121,134,062
    Rational Software Corp.*                           415,300       38,596,944
    VERITAS Software Corp.*                            242,200       27,372,384
                                                                ---------------
                                                                $   272,865,159
-------------------------------------------------------------------------------
  Conglomerates - 1.1%
    Tyco International Ltd.                          3,382,600  $   160,250,675
-------------------------------------------------------------------------------
  Consumer Goods and Services - 1.4%
    Philip Morris Cos., Inc.                           951,500  $    25,274,219
    Cintas Corp.                                       450,000       16,509,375
    Clorox Co.                                         492,580       22,073,741
    Colgate-Palmolive Co.                            1,940,300      116,175,463
    Gillette Co.                                       425,100       14,851,931
    Procter & Gamble Co.                               137,800        7,889,050
                                                                ---------------
                                                                $   202,773,779
-------------------------------------------------------------------------------
  Electrical Equipment - 4.3%
    Emerson Electric Co.                             1,639,800  $    99,002,925
    General Electric Co.                             9,970,500      528,436,500
                                                                ---------------
                                                                $   627,439,425
-------------------------------------------------------------------------------
  Electronics - 4.8%
    Agilent Technologies, Inc.*                        167,243  $    12,334,171
    Analog Devices, Inc.*                              207,300       15,754,800
    Flextronics International Ltd.*                     22,900        1,572,944
    Intel Corp.                                      3,672,500      490,967,344
    LSI Logic Corp.*                                   268,800       14,548,800
    Micron Technology, Inc.*                           539,600       47,518,525
    National Semiconductor Corp.*                    1,425,800       80,914,150
    Solectron Corp.*                                   715,200       29,949,000
                                                                ---------------
                                                                $   693,559,734
-------------------------------------------------------------------------------
  Energy - 0.4%
    TXU Corp.                                        2,020,400  $    59,601,800
-------------------------------------------------------------------------------
  Entertainment - 1.9%
    Infinity Broadcasting Corp., "A"*                1,161,700  $    42,329,444
    Time Warner, Inc.                                2,264,700      172,117,200
    Viacom, Inc., "B"*                                 869,100       59,261,756
                                                                ---------------
                                                                $   273,708,400
-------------------------------------------------------------------------------
  Financial Institutions - 4.8%
    American Express Co.                             1,936,500  $   100,940,062
    Citigroup, Inc.                                  1,762,000      106,160,500
    Federal National Mortgage Assn.                  1,412,500       73,714,844
    Freddie Mac Corp.                                4,271,700      173,003,850
    Merrill Lynch & Co., Inc.                           91,300       10,499,500
    State Street Corp.                               2,147,700      227,790,431
                                                                ---------------
                                                                $   692,109,187
-------------------------------------------------------------------------------
  Financial Services - 0.7%
    AXA Financial, Inc.                              2,957,000  $   100,538,000
-------------------------------------------------------------------------------
  Food and Beverage Products - 2.4%
    Anheuser-Busch Cos., Inc.                        1,452,400  $   108,476,125
    Coca-Cola Co.                                    1,763,500      101,291,031
    PepsiCo., Inc.                                     440,500       19,574,719
    Quaker Oats Co.                                  1,574,100      118,254,263
                                                                ---------------
                                                                $   347,596,138
-------------------------------------------------------------------------------
  Insurance - 3.6%
    American International Group, Inc.               1,366,825  $   160,601,937
    CIGNA Corp.                                        820,300       76,698,050
    Hartford Financial Services Group, Inc.          3,779,865      211,436,198
    Lincoln National Corp.                             518,300       18,723,588
    Marsh & McLennan Cos., Inc.                        318,800       33,294,675
    St. Paul Cos., Inc.                                850,800       29,033,550
                                                                ---------------
                                                                $   529,787,998
-------------------------------------------------------------------------------
  Machinery - 1.6%
    Deere & Co., Inc.                                4,027,500  $   149,017,500
    Ingersoll Rand Co.                               1,609,100       64,766,275
    W.W. Grainger, Inc.                                781,100       24,067,644
                                                                ---------------
                                                                $   237,851,419
-------------------------------------------------------------------------------
  Medical and Health Products - 6.8%
    American Home Products Corp.                     1,608,800  $    94,517,000
    Bausch & Lomb, Inc.                                920,000       71,185,000
    Bristol-Myers Squibb Co.                         4,134,000      240,805,500
    Johnson & Johnson Co.                              240,800       24,531,500
    Pfizer, Inc.                                    10,472,500      502,680,000
    Schering Plough Corp.                            1,035,660       52,300,830
                                                                ---------------
                                                                $   986,019,830
-------------------------------------------------------------------------------
  Medical and Health Technology and Services - 1.3%
    Medtronic, Inc.                                  2,695,164  $   134,252,857
    PE Corp.- PE Biosystems Group                      177,600       11,699,400
    UnitedHealth Group, Inc.*                          487,100       41,768,825
                                                                ---------------
                                                                $   187,721,082
-------------------------------------------------------------------------------
  Oil Services - 0.8%
    Baker Hughes, Inc.                               2,827,900  $    90,492,800
    Global Marine, Inc.*                               767,600       21,636,725
                                                                ---------------
                                                                $   112,129,525
-------------------------------------------------------------------------------
  Oils - 5.2%
    Chevron Corp.                                      435,600  $    36,944,325
    Coastal Corp.                                    2,772,800      168,794,200
    Conoco, Inc.                                     5,066,000      124,433,625
    Exxon Mobil Corp.                                4,628,468      363,334,738
    Santa Fe International Corp.                       227,000        7,930,813
    Transocean Sedco Forex, Inc.                     1,052,700       56,253,656
                                                                ---------------
                                                                $   757,691,357
-------------------------------------------------------------------------------
  Printing and Publishing - 2.1%
    Gannett Co., Inc.                                1,858,600  $   111,167,513
    New York Times Co.                               3,024,500      119,467,750
    Tribune Co.                                      2,206,400       77,224,000
                                                                ---------------
                                                                $   307,859,263
-------------------------------------------------------------------------------
  Restaurants and Lodging - 0.2%
    McDonald's Corp.                                   795,700  $    26,208,369
-------------------------------------------------------------------------------
  Retail - 2.8%
    CVS Corp.                                        4,438,900  $   177,556,000
    Wal-Mart Stores, Inc.                            3,988,900      229,860,362
                                                                ---------------
                                                                $   407,416,362
-------------------------------------------------------------------------------
  Supermarkets - 2.7%
    Kroger Co.*                                      2,899,600  $    63,972,425
    Safeway, Inc.*                                   7,388,600      333,410,575
                                                                ---------------
                                                                $   397,383,000
-------------------------------------------------------------------------------
  Telecommunications - 10.9%
    Alltel Corp.                                     2,298,700  $   142,375,731
    Bell Atlantic Corp.                              4,433,900      225,297,544
    BroadWing, Inc.*                                 1,658,900       43,027,719
    Cabletron Systems, Inc.*                         2,117,300       53,461,825
    Cisco Systems, Inc.*                             4,989,400      317,138,738
    Corning, Inc.                                    1,267,900      342,174,512
    Qwest Communications International, Inc.*          402,800       20,014,125
    SBC Communications, Inc.                         2,754,049      119,112,619
    Sprint Corp.                                     1,670,900       85,215,900
    Tellabs, Inc.*                                   1,353,500       92,630,156
    WorldCom, Inc.*                                  3,216,966      147,578,315
                                                                ---------------
                                                                $ 1,588,027,184
-------------------------------------------------------------------------------
  Telecommunications and Cable
    Comcast Corp., "A"*                                174,000  $     7,047,000
-------------------------------------------------------------------------------
  Utilities - Electric - 0.9%
    Peco Energy Co.                                  2,645,700  $   106,654,781
    Unicom Corp.                                       473,800       18,330,138
                                                                ---------------
                                                                $   124,984,919
-------------------------------------------------------------------------------
  Utilities - Gas - 0.7%
    Enron Corp.                                        538,100  $    34,707,450
    Williams Cos., Inc.                              1,595,600       66,516,575
                                                                ---------------
                                                                $   101,224,025
-------------------------------------------------------------------------------
  Utilities - Telephone - 0.2%
    BellSouth Corp.                                    594,800  $    25,353,350
-------------------------------------------------------------------------------
Total U.S. Stocks                                               $12,563,567,134
-------------------------------------------------------------------------------
Foreign Stocks - 10.5%
  Bermuda - 0.4%
    Global Crossing Ltd. (Telecommunications)*       1,968,400  $    51,793,525
-------------------------------------------------------------------------------
  Canada - 2.4%
    Canadian National Railway Co. (Railroads)        1,091,107  $    31,846,686
    Nortel Networks Corp. (Telecommunications)       4,750,600      324,228,450
                                                                ---------------
                                                                $   356,075,136
-------------------------------------------------------------------------------
  Finland - 0.4%
    Nokia Corp., ADR (Telecommunications)            1,137,200  $    56,788,925
-------------------------------------------------------------------------------
  Japan - 0.6%
    Fast Retailing Co. (Retail)                         99,700  $    41,729,637
    Nippon Telegraph & Telephone Co. (Utilities -
      Telephone)                                         3,135       41,669,965
                                                                ---------------
                                                                $    83,399,602
-------------------------------------------------------------------------------
  Netherlands - 1.9%
    Akzo Nobel N.V. (Chemicals)                      1,195,000  $    50,763,251
    ING Groep N.V. (Financial Services)*               530,100       35,827,175
    KPN N.V. (Telecommunications)*                     918,020       41,056,625
    Royal Dutch Petroleum Co. (Oils)                 2,395,100      148,842,223
                                                                ---------------
                                                                $   276,489,274
-------------------------------------------------------------------------------
  South Korea - 0.2%
    Samsung Electronics (Electronics)                  112,400  $    37,201,183
-------------------------------------------------------------------------------
  Switzerland - 0.7%
    Nestle S.A. (Food and Beverage Products)            48,100  $    96,300,282
-------------------------------------------------------------------------------
  United Kingdom - 3.9%
    Astrazeneca Group PLC (Medical and Health
      Products)                                        670,100  $    31,269,367
    BP Amoco PLC, ADR (Oils)                         6,858,598      387,939,450
    HSBC Holdings PLC (Banks and Credit Cos.)        2,459,100       28,101,853
    Reuters Group PLC, ADR (Business Services)         481,165       48,086,427
    Vodafone AirTouch PLC (Telecommunications)*     16,875,668       68,154,814
                                                                ---------------
                                                                $   563,551,911
-------------------------------------------------------------------------------
Total Foreign Stocks                                            $ 1,521,599,838
-------------------------------------------------------------------------------
Total Stocks (Identified Cost, $11,209,280,835)                 $14,085,166,972
-------------------------------------------------------------------------------

Preferred Stock - 0.1%
-------------------------------------------------------------------------------
  Energy - 0.1%
    TXU Corp.* (Identified Cost, $13,904,058)          335,000  $    11,641,250
-------------------------------------------------------------------------------

Convertible Preferred Stock - 0.3%
-------------------------------------------------------------------------------
  Bermuda - 0.3%
    Global Crossing Ltd., 6.75% (Telecommunications)
      (Identified Cost, $47,125,000)                   188,500  $    41,328,625
-------------------------------------------------------------------------------

Convertible Bonds - 0.3%
-------------------------------------------------------------------------------
                                              PRINCIPAL AMOUNT
                                                 (000 OMITTED)
-------------------------------------------------------------------------------
  Financial Services - 0.1%
    Bell Atlantic Financial Services, Inc., 4.25s,
      2005##                                       $    18,870  $    22,927,050
-------------------------------------------------------------------------------
  Oils
    Transocean Sedco Forex, Inc., 0s, 2020               8,790  $     5,301,249
-------------------------------------------------------------------------------
  Telecommunications - 0.2%
    NTL, Inc., 5.75s, 2009##                       $    29,510  $    23,165,350
-------------------------------------------------------------------------------
Total Convertible Bonds
    (Identified Cost, $55,832,234)                              $     51,393,64
-------------------------------------------------------------------------------

Short-Term Obligations - 2.2%
-------------------------------------------------------------------------------
    Federal Home Loan Bank, due 7/03/00                         $         71,97
                                                   $        72                4
    General Electric Capital Corp., due 7/03/00        138,234      138,180,626
    Morgan Stanley Dean Witter, due 7/05/00            178,520      178,384,126
-------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                 $   316,636,726
-------------------------------------------------------------------------------
Total Investments
    (Identified Cost, $11,642,778,853)                          $14,506,167,222

Other Assets, Less Liabilities - 0.1%                                19,386,581
-------------------------------------------------------------------------------
Net Assets - 100.0%                                             $14,525,553,803
-------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
JUNE 30, 2000
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $11,642,778,853)      $14,506,167,222
  Foreign currency, at value (identified cost, $84,276)                  84,080
  Net receivable for forward foreign currency exchange
    contracts to sell                                                   147,728
  Receivable for investments sold                                   104,500,644
  Receivable for trust shares sold                                   33,951,178
  Dividends and interest receivable                                  13,053,641
  Other assets                                                           98,745
                                                                ---------------
    Total assets                                                $14,658,003,238
                                                                ---------------
Liabilities:
  Payable to custodian                                          $       428,736
  Payable for investments purchased                                  74,648,692
  Payable for trust shares reacquired                                55,580,558
  Payable to affiliates -
    Management fee                                                      130,957
    Shareholder servicing agent fee                                      39,972
    Distribution and service fee                                        250,815
    Administrative fee                                                    1,889
  Accrued expenses and other liabilities                              1,367,816
                                                                ---------------
      Total liabilities                                         $   132,449,435
                                                                ---------------
Net assets                                                      $14,525,553,803
                                                                ===============

Net assets consist of:
  Paid-in capital                                               $11,283,808,339
  Unrealized appreciation on investments and translation
    of assets and liabilities in foreign currencies               2,863,555,507
  Accumulated undistributed net realized gain on
    investments and foreign currency transactions                   376,903,121
  Accumulated undistributed net investment income                     1,286,836
                                                                ---------------
      Total                                                     $14,525,553,803
                                                                ===============
Shares of beneficial interest outstanding                         698,824,952
                                                                  ===========
Class A shares:
  Net asset value per share
    (net assets of $7,917,830,921 / 378,167,646 shares
    of beneficial interest outstanding)                             $20.94
                                                                    ======
  Offering price per share (100 / 94.25 of net asset
    value per share)                                                $22.22
                                                                    ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $5,149,039,015 / 249,764,246 shares
    of beneficial interest outstanding)                             $20.62
                                                                    ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $1,271,270,437 / 61,947,964 shares of
    beneficial interest outstanding)                                $20.52
                                                                    ======
Class I shares:
  Net asset value, offering price and redemption price per share
    (net assets of $186,131,722 / 8,882,896 shares of
    beneficial interest outstanding)                                $20.95
                                                                    ======
Class J shares:
  Net asset value and redemption price per share
    (net assets of $1,281,708 / 62,200 shares of
    beneficial interest outstanding)                                $20.61
                                                                    ======
  Offering price per share (100 / 98 of net asset value
    per share)                                                      $21.03
                                                                    ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2000
-------------------------------------------------------------------------------

Net investment income (loss):
  Income -
    Dividends                                                     $  82,324,933
    Interest                                                          7,943,544
    Foreign taxes withheld                                           (1,054,111)
                                                                  -------------
      Total investment income                                     $  89,214,366
                                                                  -------------
  Expenses -
    Management fee                                                $  23,929,929
    Trustees' compensation                                               62,654
    Shareholder servicing agent fee                                   7,269,059
    Distribution and service fee (Class A)                           13,914,618
    Distribution and service fee (Class B)                           25,631,427
    Distribution and service fee (Class C)                            6,337,168
    Distribution and service fee (Class J)                                3,155
    Administrative fee                                                  266,484
    Custodian fee                                                     1,543,755
    Printing                                                            171,846
    Postage                                                             631,115
    Auditing fees                                                        13,500
    Legal fees                                                           18,407
    Miscellaneous                                                     4,071,593
                                                                  -------------
      Total expenses                                              $  83,864,710
    Fees paid indirectly                                             (1,445,703)
                                                                  -------------
      Net expenses                                                $  82,419,007
                                                                  -------------
        Net investment income                                     $   6,795,359
                                                                  -------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                       $ 409,979,119
    Foreign currency transactions                                      (300,839)
                                                                  -------------
      Net realized gain on investments and foreign
        currency transactions                                     $ 409,678,280
                                                                  -------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                   $(382,400,596)
    Translation of assets and liabilities in foreign currencies           2,451
                                                                  -------------
      Net unrealized loss on investments and foreign
        currency translation                                      $(382,398,145)
                                                                  -------------
        Net realized and unrealized gain on investments
          and foreign currency                                    $  27,280,135
                                                                  -------------
          Increase in net assets from operations                  $  34,075,494
                                                                  =============

See notes to financial statements.

Statement of Changes in Net Assets
-----------------------------------------------------------------------------------------------------
                                                          SIX MONTHS ENDED                 YEAR ENDED
                                                             JUNE 30, 2000          DECEMBER 31, 1999
                                                               (UNAUDITED)
-----------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                     $     6,795,359           $    40,598,613
  Net realized gain on investments and foreign
    currency transactions                                       409,678,280               473,778,215
  Net unrealized gain (loss) on investments and
    foreign currency translation                               (382,398,145)              431,354,008
                                                            ---------------           ---------------
    Increase in net assets from operations                  $    34,075,494           $   945,730,836
                                                            ---------------           ---------------
Distributions declared to shareholders -
  From net investment income (Class A)                      $    (4,863,323)          $   (37,316,799)
  From net investment income (Class B)                               (1,064)               (1,062,901)
  From net investment income (Class C)                                 (173)                 (376,706)
  From net investment income (Class I)                             (444,987)               (1,842,205)
  From net investment income (Class J)                                 (287)                     --
  From net realized gain on investments and foreign
    currency transactions (Class A)                             (53,551,826)             (230,486,039)
  From net realized gain on investments and foreign
    currency transactions (Class B)                             (34,839,358)             (146,952,144)
  From net realized gain on investments and foreign
    currency transactions (Class C)                              (8,621,003)              (36,481,782)
  From net realized gain on investments and foreign
    currency transactions (Class I)                              (1,254,531)               (6,470,396)
  From net realized gain on investments and foreign
    currency transactions (Class J)                                  (5,420)                     --
  In excess of net investment income (Class A)                         --                  (2,034,099)
  In excess of net investment income (Class B)                         --                     (57,938)
  In excess of net investment income (Class C)                         --                     (20,534)
  In excess of net investment income (Class I)                         --                    (100,417)
                                                            ---------------           ---------------
      Total distributions declared to shareholders          $  (103,581,972)          $  (463,201,960)
                                                            ---------------           ---------------
Net increase (decrease) in net assets from trust
  share transactions                                        $  (980,007,797)          $ 2,988,315,152
                                                            ---------------           ---------------
      Total increase (decrease) in net assets               $(1,049,514,275)          $ 3,470,844,028
Net assets:
  At beginning of period                                     15,575,068,078            12,104,224,050
                                                            ---------------           ---------------
At end of period (including accumulated undistributed
  net investment income and accumulated distributions in
  excess of net investment income of $1,286,836 and
  $198,689, respectively)                                   $14,525,553,803           $15,575,068,078
                                                            ===============           ===============

See notes to financial statements.

Financial Highlights
-------------------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                     SIX MONTHS ENDED        ------------------------------------------------------------------
                                        JUNE 30, 2000             1999           1998            1997         1996         1995
                                          (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------------
                                              CLASS A
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period          $20.95           $20.25         $17.52          $14.46       $12.71       $10.07
                                               ------           ------         ------          ------       ------       ------
Income from investment operations# -
  Net investment income                        $ 0.04           $ 0.11         $ 0.17          $ 0.18       $ 0.21       $ 0.25
  Net realized and unrealized gain on
    investments and foreign currency             0.10             1.27           3.77            4.33         3.07         3.67
                                               ------           ------         ------          ------       ------       ------
      Total from investment operations         $ 0.14           $ 1.38         $ 3.94          $ 4.51       $ 3.28       $ 3.92
                                               ------           ------         ------          ------       ------       ------
Less distributions declared to shareholders -
  From net investment income                   $(0.01)          $(0.09)        $(0.16)         $(0.17)      $(0.21)      $(0.46)
  From net realized gain on investments
    and foreign currency transactions           (0.14)           (0.58)         (1.05)          (1.27)       (1.32)       (0.82)
  In excess of net investment income             --              (0.01)         (0.00)+++       (0.01)        --           --
                                               ------           ------         ------          ------       ------       ------
      Total distributions declared to
        shareholders                           $(0.15)          $(0.68)        $(1.21)         $(1.45)      $(1.53)      $(1.28)
                                               ------           ------         ------          ------       ------       ------
Net asset value - end of period                $20.94           $20.95         $20.25          $17.52       $14.46       $12.71
                                               ======           ======         ======          ======       ======       ======
Total return(+)                                  0.67%++          6.69%         22.95%          31.69%       25.90%       39.34%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                     0.88%+           0.88%          0.73%           0.74%        0.74%        0.70%
  Net investment income                          0.38%+           0.55%          0.86%           1.09%        1.51%        2.13%
Portfolio turnover                                 41%              62%            54%             44%          47%          54%
Net assets at end of period (000,000
  Omitted)                                     $7,918           $8,514         $7,188          $4,323       $2,678       $2,074

  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                    SIX MONTHS ENDED        -------------------------------------------------------------------
                                       JUNE 30, 2000             1999            1998           1997          1996         1995
                                         (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------------
                                             CLASS B
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period         $20.69           $20.04          $17.36         $14.36        $12.63       $10.03
                                              ------           ------          ------         ------        ------       ------
Income from investment operations# -
  Net investment income (loss)                $(0.03)          $(0.02)         $ 0.04         $ 0.07        $ 0.10       $ 0.15
  Net realized and unrealized gain on
    investments and foreign currency            0.10             1.26            3.74           4.28          3.06         3.64
                                              ------           ------          ------         ------        ------       ------
      Total from investment operations        $ 0.07           $ 1.24          $ 3.78         $ 4.35        $ 3.16       $ 3.79
                                              ------           ------          ------         ------        ------       ------
Less distributions declared to shareholders -
  From net investment income                  $ --             $(0.01)         $(0.05)        $(0.08)       $(0.11)      $(0.37)
  From net realized gain on investments
    and foreign currency transactions          (0.14)           (0.58)          (1.05)         (1.27)        (1.32)       (0.82)
  In excess of net investment income            --              (0.00)+++       (0.00)+++      (0.00)+++      --           --
                                              ------           ------          ------         ------        ------       ------
      Total distributions declared to
        shareholders                          $(0.14)          $(0.59)         $(1.10)        $(1.35)       $(1.43)      $(1.19)
                                              ------           ------          ------         ------        ------       ------
Net asset value - end of period               $20.62           $20.69          $20.04         $17.36        $14.36       $12.63
                                              ======           ======          ======         ======        ======       ======
Total return                                    0.33%++          6.28%          22.16%         30.75%        25.05%       38.05%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                    1.53%+           1.53%           1.39%          1.41%         1.54%        1.56%
  Net investment income (loss)                 (0.28)%+         (0.10)%          0.20%          0.42%         0.72%        1.25%
Portfolio turnover                                41%              62%             54%            44%           47%          54%
Net assets at end of period (000,000 Omitted) $5,149           $5,472          $3,862         $1,522          $437         $165

   + Annualized.
  ++ Not annualized.
 +++ Per share amount was less than $0.01.
   # Per share data are based on average shares outstanding.
  ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,                   PERIOD ENDED
                                     SIX MONTHS ENDED        --------------------------------------------        DECEMBER 31,
                                        JUNE 30, 2000              1999             1998             1997               1996*
                                          (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
                                              CLASS C
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period          $20.59            $19.95           $17.30           $14.33              $13.93
                                               ------            ------           ------           ------              ------
Income from investment operations# -
  Net investment income (loss)                 $(0.03)           $(0.02)          $ 0.04           $ 0.07              $ 0.05
  Net realized and unrealized gain on
    investments and foreign currency             0.10              1.25             3.72             4.27                1.76
                                               ------            ------           ------           ------              ------
      Total from investment operations         $ 0.07            $ 1.23           $ 3.76           $ 4.34              $ 1.81
                                               ------            ------           ------           ------              ------
Less distributions declared to shareholders -
  From net investment income                     --              $(0.01)          $(0.06)          $(0.10)             $(0.09)
  From net realized gain on investments
    and foreign currency transactions           (0.14)            (0.58)           (1.05)           (1.27)              (1.32)
  In excess of net investment income             --               (0.00)+++        (0.00)+++        (0.00)+++            --
                                               ------            ------           ------           ------              ------
      Total distributions declared to
        shareholders                           $(0.14)           $(0.59)          $(1.11)          $(1.37)             $(1.41)
                                               ------            ------           ------           ------              ------
Net asset value - end of period                $20.52            $20.59           $19.95           $17.30              $14.33
                                               ======            ======           ======           ======              ======
Total return                                     0.33%++           6.27%           22.11%           30.76%              12.74%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                     1.53%+            1.53%            1.40%            1.41%               1.49%+
  Net investment income (loss)                  (0.28)%+          (0.10)%           0.20%            0.42%               0.77%+
Portfolio turnover                                 41%               62%              54%              44%                 47%
Net assets at end of period (000,000 Omitted)  $1,271            $1,356             $824             $211                 $12

  * For the period from the inception of Class C shares, July 1, 1996, through December 31, 1996.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
                                                                                    YEAR ENDED
                                                                                   DECEMBER 31,                 PERIOD ENDED
                                                   SIX MONTHS ENDED         ---------------------------         DECEMBER 31,
                                                      JUNE 30, 2000            1999                1998                1997*
                                   (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------
                                     CLASS I
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                        $20.97             $20.26           $17.52               $14.33
                                                             ------             ------           ------               ------
Income from investment operations# -
  Net investment income                                      $ 0.07             $ 0.18           $ 0.24               $ 0.26
  Net realized and unrealized gain on investments and
    foreign currency                                           0.10               1.28             3.77                 4.44
                                                             ------             ------           ------               ------
      Total from investment operations                       $ 0.17             $ 1.46           $ 4.01               $ 4.70
                                                             ------             ------           ------               ------
Less distributions declared to shareholders -
  From net investment income                                 $(0.05)            $(0.16)          $(0.22)              $(0.23)
  From net realized gain on investments and foreign
    currency transactions                                     (0.14)             (0.58)           (1.05)               (1.27)
  In excess of net investment income                           --                (0.01)           (0.00)+++            (0.01)
                                                             ------             ------           ------               ------
      Total distributions declared to shareholders           $(0.19)            $(0.75)          $(1.27)              $(1.51)
                                                             ------             ------           ------               ------
Net asset value - end of period                              $20.95             $20.97           $20.26               $17.52
                                                             ======             ======           ======               ======
Total return                                                   0.80%++            7.38%           23.40%               33.30%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                   0.53%+             0.52%            0.41%                0.41%+
  Net investment income                                        0.73%+             0.90%            1.19%                1.42%+
Portfolio turnover                                               41%                62%              54%                  44%
Net assets at end of period (000,000 Omitted)                  $186               $233             $230                  $23

  * For the period from the inception of Class I shares, January 2, 1997, through December 31, 1997.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

-----------------------------------------------------------------------------
                                                             SIX MONTHS ENDED
                                                                JUNE 30, 2000
                                                                  (UNAUDITED)
-----------------------------------------------------------------------------
                                                                      CLASS J
-----------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                  $20.69
                                                                       ------
Income from investment operations# -
  Net investment loss                                                  $(0.03)
  Net realized and unrealized gain on investments and foreign
    currency                                                             0.10
                                                                       ------
      Total from investment operations                                 $ 0.07
                                                                       ------
Less distributions declared to shareholders -
  From net investment income                                           $(0.01)
  From net realized gain on investments and foreign currency
    transactions                                                        (0.14)
                                                                       ------
      Total distributions declared to shareholders                     $(0.15)
                                                                       ------
Net asset value - end of period                                        $20.61
                                                                       ======
Total return                                                             0.36%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                             1.53%+
  Net investment loss                                                   (0.28)%+
Portfolio turnover                                                         41%
Net assets at end of period (000 Omitted)                              $1,282

 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
Massachusetts Investors Trust (the trust) was organized as a common law trust under the laws of the Commonwealth of Massachusetts in 1924 and is registered under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The trust can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Trustee Compensation - Effective July 24, 1999, under a Deferred Compensation Plan (the plan) independent Trustees may elect to defer receipt of all or a portion of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the trust or other MFS funds selected by the Trustee. Deferred amounts represent an unsecured obligation of the trust until distributed in accordance with the plan.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the trust to certain qualified institutions (the "Borrowers") approved by the trust. The loans are collateralized at all times by U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the trust with indemnification against Borrower default.

On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the trust and the lending agents. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At June 30, 2000, the value of securities loaned was $107,371,865. These loans were collateralized by U.S. Treasury securities of $110,634,747.

Forward Foreign Currency Exchange Contracts - The trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The trust may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the trust may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The trust may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the trust may enter into contracts with the intent of changing the relative exposure of the trust's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The trust's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the trust. During the period, the trust's custodian fees were reduced by $586,294 under this arrangement. The trust has entered into a directed brokerage agreement, under which the broker will credit the trust a portion of the commissions generated, to offset certain expenses of the trust. For the period, the trust's custodian fees were reduced by $859,409 under this agreement. These amounts are shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The trust distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

Multiple Classes of Shares of Beneficial Interest - The trust offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the trust based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The trust has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.33% of the trust's average daily net assets.

The trust pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the trust, all of whom receive remuneration for their services to the trust from MFS. Certain officers and Trustees of the trust are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The trust has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $41,734 for the six months ended June 30, 2000.

Administrator - The trust has an administrative services agreement with MFS to provide the trust with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the trust incurs an administrative fee at the following annual percentages of the trust's average daily net assets:

              First $2 billion                           0.0175%
              Next $2.5 billion                          0.0130%
              Next $2.5 billion                          0.0005%
              In excess of $7 billion                    0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $1,207,291 for the six months ended June 30, 2000, as its portion of the sales charge on sales of Class A shares of the trust.

The Trustees have adopted a distribution plan for Class A, Class B, Class C, and Class J shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The trust's distribution plan provides that the trust will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the trust related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the trust's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the trust's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $910,439 for the six months ended June 30, 2000. Fees incurred under the distribution plan during the six months ended June 30, 2000, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The trust's distribution plan provides that the trust will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the trust's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $54,136 and $5,376 for Class B and Class C shares, respectively, for the six months ended June 30, 2000. Fees incurred under the distribution plan during the six months ended June 30, 2000, were 1.00% and 1.00% of average daily net assets attributable to Class B and Class C shares, respectively, on an annualized basis.

The trust's distribution plan provides that the trust will pay MFD a distribution fee of up to 0.75% per annum, and a service fee of up to 0.25% per annum, of the trust's average daily net assets attributable to Class J shares. Class J shares are available for distribution through Monex, Inc. ("Monex") and its network of financial intermediaries. Monex also serves as the trust's Agent Company in Japan, and in that capacity represents the trust before Japanese regulatory authorities. MFD will pay to Monex all of the service fees attributable to Class J shares. Out of the distribution fee, MFD will pay to Monex 0.615% per annum of average net assets attributable to Class J shares and will retain the remaining 0.135%. A portion of the distribution fee to Monex, equal to 0.05% per annum of the trust's average daily net assets attributable to Class J shares, is paid to cover its services as the trust's Agent Company. Fees incurred under the distribution plan during the six months ended June 30, 2000, were 1.00% of average net assets attributable to Class J shares on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended June 30, 2000, were $121,322, $7,673,680, and $320,849 for Class A, Class B, and Class C
shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the trust's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                    PURCHASES             SALES
--------------------------------------------------------------------------------
U.S. government securities                     $  171,168,578    $      --
                                               --------------    --------------
Investments (non-U.S. government
  securities)                                  $5,688,406,930    $6,891,507,338
                                               --------------    --------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the trust, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $11,642,778,853
                                                               ---------------
Gross unrealized appreciation                                  $ 3,241,058,650
Gross unrealized depreciation                                  (377,670,281)
                                                               ---------------
    Net unrealized appreciation                                $ 2,863,388,369
                                                               ===============

(5) Shares of Beneficial Interest
The Trustees have authorized 5,000,000,000 full and fractional shares of beneficial interest. Transactions in trust shares were as follows:

Class A shares
                                  SIX MONTHS ENDED JUNE 30, 2000          YEAR ENDED DECEMBER 31, 1999
                                  ------------------------------       -------------------------------
                                       SHARES             AMOUNT             SHARES             AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold                        63,994,041    $ 1,311,873,970        160,629,325    $ 3,274,822,782
Shares issued to shareholders in
  reinvestment of distributions     2,177,325         46,141,676         10,234,817        206,329,133
Shares reacquired                 (94,366,158)    (1,925,870,580)      (119,487,339)    (2,430,201,848)
                                  -----------    ---------------       ------------    ---------------
    Net increase (decrease)       (28,194,792)   $  (567,854,934)        51,376,803    $ 1,050,950,067
                                  ===========    ===============       ============    ===============

Class B shares
                                  SIX MONTHS ENDED JUNE 30, 2000          YEAR ENDED DECEMBER 31, 1999
                                  ------------------------------       -------------------------------
                                       SHARES             AMOUNT             SHARES             AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold                        29,258,345    $   590,115,332        109,984,184    $ 2,219,618,738
Shares issued to shareholders in
  reinvestment of distributions     1,420,835         29,690,223          6,297,451        125,542,534
Shares reacquired                 (45,438,838)      (910,435,360)       (44,493,378)      (896,094,844)
                                  -----------    ---------------       ------------    ---------------
    Net increase (decrease)       (14,759,658)   $  (290,629,805)        71,788,257    $ 1,449,066,428
                                  ===========    ===============       ============    ===============

Class C shares
                                  SIX MONTHS ENDED JUNE 30, 2000          YEAR ENDED DECEMBER 31, 1999
                                  ------------------------------       -------------------------------
                                       SHARES             AMOUNT             SHARES             AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold                        11,095,050    $   222,657,323         39,008,454    $   783,390,329
Shares issued to shareholders in
  reinvestment of distributions       297,017          6,180,716          1,296,414         25,729,120
Shares reacquired                 (15,317,362)      (305,695,316)       (15,750,666)      (315,548,170)
                                  -----------    ---------------       ------------    ---------------
    Net increase (decrease)        (3,925,295)   $   (76,857,277)        24,554,202    $   493,571,279
                                  ===========    ===============       ============    ===============

Class I shares
                                  SIX MONTHS ENDED JUNE 30, 2000          YEAR ENDED DECEMBER 31, 1999
                                --------------------------------       -------------------------------
                                       SHARES             AMOUNT             SHARES             AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold                         1,972,504    $    41,498,190          2,580,474    $    52,167,868
Shares issued to shareholders in
  reinvestment of distributions        75,192          1,592,059            341,628          6,888,845
Shares reacquired                  (4,291,397)       (88,997,738)        (3,150,136)       (64,329,536)
                                  -----------    ---------------       ------------    ---------------
    Net decrease                   (2,243,701)   $   (45,907,489)          (228,034)   $    (5,272,823)
                                  ===========    ===============       ============    ===============

Class I shares
                                  SIX MONTHS ENDED JUNE 30, 2000          YEAR ENDED DECEMBER 31, 1999
                                  ------------------------------       -------------------------------
                                       SHARES             AMOUNT             SHARES             AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold                            66,490    $     1,328,613              9.704    $        200.77
Shares reacquired                      (4,300)           (86,905)              --                 --
                                  -----------    ---------------       ------------    ---------------
    Net increase                       62,190    $     1,241,708              9.704    $        200.77
                                  ===========    ===============       ============    ===============

*For the period from the inception of Class J shares, December 31, 1999, through December 31, 1999.
 There was no operating activity associated with Class J shares for this period.

(6) Line of Credit
The trust and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the trust for the six months ended June 30, 2000, was $49,412. The trust had no significant borrowings during the period.

(7) Financial Instruments
The trust trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward Foreign Currency Exchange Contracts
                                                                                                               NET
                                                                                     CONTRACTS AT       UNREALIZED
               SETTLEMENT DATE        CONTRACTS TO DELIVER       IN EXCHANGE FOR            VALUE     APPRECIATION
--------------------------------------------------------------------------------------------------------------------
Sale                   9/13/00           SEK    88,704,000           $10,263,697      $10,115,969         $147,728

At June 30, 2000, the trust had sufficient cash and/or securities to cover any commitments under these contracts.

MASSACHUSETTS INVESTORS TRUST

TRUSTEES                                                 SECRETARY
J. Atwood Ives+ - Chairman and Chief Executive           Stephen E. Cavan*
Officer, Eastern Enterprises (diversified services
company)                                                 ASSISTANT SECRETARY
                                                         James R. Bordewick, Jr.*
Lawrence T. Perera+ - Partner, Hemenway & Barnes
(attorneys)                                              CUSTODIAN
                                                         State Street Bank and Trust Company
William J. Poorvu+ - Adjunct Professor, Harvard
University Graduate School of Business                   INVESTOR INFORMATION
Administration                                           For information on MFS mutual funds, call your
                                                         investment professional or, for an information
Charles W. Schmidt+ - Private Investor                   kit, call toll free: 1-800-637-2929 any business
                                                         day from 9 a.m. to 5 p.m. Eastern time (or leave
Arnold D. Scott* - Senior Executive Vice                 a message anytime).
President, Director, and Secretary, MFS Investment
Management                                               INVESTOR SERVICE
                                                         MFS Service Center, Inc.
Jeffrey L. Shames* - Chairman and Chief Executive        P.O. Box 2281
Officer, MFS Investment Management                       Boston, MA 02107-9906

Elaine R. Smith - Independent Consultant                 For general information, call toll free:
                                                         1-800-225-2606 any business day from 8 a.m. to
David B. Stone - Chairman, North American                8 p.m. Eastern time.
Management Corp. (investment adviser)
                                                         For service to speech- or hearing-impaired, call
INVESTMENT ADVISER                                       toll free: 1-800-637-6576 any business day from
Massachusetts Financial Services Company                 9 a.m. to 5 p.m. Eastern time. (To use this
500 Boylston Street                                      service, your phone must be equipped with a
Boston, MA 02116-3741                                    Telecommunications Device for the Deaf.)

DISTRIBUTOR                                              For share prices, account balances, exchanges, or
MFS Fund Distributors, Inc.                              stock and bond outlooks, call toll free:
500 Boylston Street                                      1-800-MFS-TALK (1-800-637-8255) anytime from a
Boston, MA 02116-3741                                    touch-tone telephone.

CHAIRMAN AND PRESIDENT                                   WORLD WIDE WEB
Jeffrey L. Shames*                                       www.mfs.com

PORTFOLIO MANAGERS
Mitchell D. Dynan*
John D. Laupheimer, Jr.*

TREASURER
James O. Yost*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*

+ Independent Trustee
* MFS Investment Management

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MASSACHUSETTS                                                       ------------
INVESTORS TRUST                                                       BULK RATE
                                                                    U.S. POSTAGE
[Logo] M F S(R)                                                         PAID
INVESTMENT MANAGEMENT                                                   MFS
We invented the mutual fund(R)                                      ------------

500 Boylston Street
Boston, MA 02116-3741





(c)2000 MFS Investment Management.(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116
                                             MIT-3 8/00 944M 12/212/312/712/812